Exhibit 99 to Form 4 filed on behalf of Anthony J.
Sinskey for Transaction Date 9/4/07

Price 	 Shares
$21.40        1,500
$21.46        3,500
$21.49          250
$21.50          250
$21.51          200
$21.60        1,763
$21.701         250
$21.82           50
$22.00        2,237